Exhibit 99.2

Quarterly Investor Supplement

March 31, 2022

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2022. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Investment Information
Explanatory Note on Non-GAAP Financial Information	3 - 5	Portfolio Results GAAP Book Value, Gross Investment Income, and
Key Metrics	6	Earned Rate by Asset Class	34
Consolidated Statements of Operations	7	Portfolio Results Statutory Carrying Values by Asset Class and NAIC
Consolidated Adjusted Operating Earnings Before Income Taxes	8	Ratings	35
Adjusted Operating Earnings by Segment (QTD)	9	Alternative Investment Income	36
Consolidated Balance Sheets	10	Alternative Income and Prepayments Above (Below) Long-Term
DAC/VOBA Segment Trends	11	Expectations	37
Consolidated Capital Structure	12	Reconciliations
Consolidated Assets Under Management, Assets Under Administration		Reconciliation of Consolidated Statements of Operations	39
and Advisement	13	Reconciliation of Adjusted Operating Revenues	40
Wealth Solutions		Reconciliation of Net Revenues by Segment	41 - 42
Sources of Adjusted Operating Earnings and Key Metrics	15	Reconciliation of Adjusted Operating Earnings by Segment	43
Client Assets Rollforward by Product Group	16 - 17	Reconciliation of Adjusted Operating Earnings and Earnings
Health Solutions		Per Common Share (Diluted) (QTD)	44
Sources of Adjusted Operating Earnings	19	Reconciliation of Book Value Per Common Share, Excluding AOCI	45
Key Metrics	20	Appendix
Investment Management		Notable Items	47
Sources of Adjusted Operating Earnings	22	Wealth Solutions Sources of Adjusted Operating Earnings Reconciliation	48
Analysis of AUM and AUA	23	Investment Management and Health Solutions Sources of Adjusted
Account Value Rollforward by Source	24	Operating Earnings Reconciliations	49
Account Value by Asset Type	25
Corporate
Adjusted Operating Earnings	27
Net Revenue, Adjusted Operating Margin, Administrative
Expenses, and Adjusted Operating Return on Capital
Net Revenue and Adjusted Operating Margin	29
Administrative Expenses	30
Adjusted Operating Return on Allocated Capital Excluding Unlocking	31 - 32

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Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other adjustments not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.

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Explanatory Note on Non-GAAP Financial Information
Stranded Costs
As a result of the Individual Life Transaction, the historical revenues and certain expenses of the divested businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that have been divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and non-Wealth Solutions annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we ceased to incur such expenses upon the close of the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we provide transitional services and for which we are reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of the continuing operations of our business segments. We have implemented a cost reduction strategy to address Stranded Costs.
Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Wealth Solutions, Investment Management and Health Solutions segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;

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Explanatory Note on Non-GAAP Financial Information
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

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Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Net income (loss) available to Voya Financial, Inc.'s common shareholders	27	403	142	459	1,086	27	1,086
Per common share (basic)	0.26	3.66	1.24	3.81	8.85	0.26	8.85
Per common share (diluted)	0.24	3.36	1.15	3.53	8.29	0.24	8.29
Adjusted operating earnings: (1)
Before income taxes	209	279	388	353	273	209	273
After income taxes	172	229	315	287	223	172	223
Effective tax rate	17.4%	18.0%	18.8%	18.7%	18.3%	17.4%	18.3%
Per common share (Adjusted diluted)	1.47	1.90	2.57	2.20	1.70	1.47	1.70
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	5,586	7,641	7,777	7,750	7,319	5,586	7,319
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,059	5,541	5,461	5,319	5,409	5,059	5,409
Deferred Tax Asset ("DTA") (2)	1,520	1,504	1,337	1,458	1,636	1,520	1,636
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	3,539	4,037	4,124	3,861	3,773	3,539	3,773
Book value per common share (including AOCI)	54.66	70.88	69.19	68.34	60.39	54.66	60.39
Book value per common share (excluding AOCI) (1)	49.50	51.40	48.59	46.90	44.63	49.50	44.63
Debt to Capital:
Debt to Capital	28.0%	23.9%	26.2%	26.2%	27.2%	28.0%	27.2%
Financial Leverage Ratio (1)	31.9%	27.6%	29.5%	30.2%	32.4%	31.9%	32.4%
Shares:
Weighted-average common shares outstanding
Basic	106	110	113	121	123	106	123
Dilutive effect of warrants	8	8	7	7	5	8	5
Other dilutive effects (3)	3	3	2	2	3	3	3
Diluted	117	120	122	130	131	117	131
Adjusted Diluted (1)	117	120	122	130	131	117	131
Ending shares outstanding	102	108	112	113	121	102	121
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	445	310	80	518	235	445	235
Dividends to common shareholders	21	21	19	20	20	21	20
Total cash returned to common shareholders	466	331	99	538	255	466	255

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”). For the periods prior to the quarter ended December 31, 2021, the DTA was net of $180 million tax valuation allowance.

(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

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Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Revenues (1)
Net investment income	630	673	731	656	714	630	714
Fee income	433	446	487	436	458	433	458
Premiums	613	544	573	516	(4,987)	613	(4,987)
Net gains (losses)	(285)	(179)	(103)	(37)	1,742	(285)	1,742
Other revenues	40	49	46	374	110	40	110
Income (loss) related to consolidated investment entities	83	142	275	558	6	83	6
Total revenues	1,514	1,675	2,009	2,503	(1,957)	1,514	(1,957)

Benefits and expenses (1)
Interest credited and other benefits to contract owners/policyholders	(665)	(627)	(714)	(686)	4,190	(665)	4,190
Operating expenses	(632)	(636)	(642)	(706)	(602)	(632)	(602)
Net amortization of DAC/VOBA	(80)	(40)	(190)	(26)	(539)	(80)	(539)
Interest expense	(40)	(59)	(39)	(39)	(49)	(40)	(49)
Operating expenses related to consolidated investment entities	(6)	(13)	(13)	(18)	(5)	(6)	(5)
Total benefits and expenses	(1,423)	(1,375)	(1,598)	(1,475)	2,995	(1,423)	2,995
Income (loss) from continuing operations before income taxes	91	300	411	1,028	1,038	91	1,038
Less:
Net investment gains (losses) and related charges and adjustments	(87)	(86)	(1)	29	38	(87)	38
Net guaranteed benefit gains (losses) and related charges and adjustments	(22)	(3)	(3)	(5)	10	(22)	10
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (2)	(47)	14	(173)	247	725	(47)	725
Income (loss) attributable to noncontrolling interests	43	100	214	447	—	43	—
Income (loss) on early extinguishment of debt	(5)	(21)	—	—	(10)	(5)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	4	33	—	—	—	4	—
Dividend payments made to preferred shareholders	14	4	14	4	14	14	14
Other adjustments	(17)	(19)	(28)	(46)	(11)	(17)	(11)
Adjusted operating earnings before income taxes (3)	209	279	388	353	273	209	273

(1) First quarter 2021 results include impacts related to the Individual Life and the Non-Wealth Solution Annuities businesses that were ceded at the close of the Individual Life Transaction on January 4 ,2021: Premiums and Interest credited and other benefits include the FAS 60 reserves that were ceded at closing; Net gains (losses), Interest credited and other benefits, and Net amortization of DAC/VOBA include the investment gains and related intangible amortization and charges due to the transfer of assets to a comfort trust at closing; all Revenue and Benefit and expense lines are lower than prior periods due to the revenue and expenses related to the businesses ceded that ceased at closing.

(2) First quarter 2021 results include the investment gains, net of related intangible amortization and charges, due to the transfer of assets to a comfort trust pursuant to reinsurance agreements entered into concurrent with the close of the Individual Life Transaction.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

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Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	536	571	646	596	574	536	574
Fee income	440	467	458	440	426	440	426
Premiums	591	539	543	535	550	591	550
Other revenue	35	41	42	43	45	35	45
Adjusted operating revenues (1)	1,601	1,618	1,689	1,614	1,595	1,601	1,595

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(694)	(650)	(633)	(627)	(654)	(694)	(654)
Operating expenses	(594)	(611)	(582)	(570)	(578)	(594)	(578)
Net amortization of DAC/VOBA	(52)	(34)	(29)	(19)	(35)	(52)	(35)
Interest expense (2)	(52)	(44)	(56)	(46)	(55)	(52)	(55)
Adjusted operating benefits and expenses	(1,393)	(1,339)	(1,301)	(1,261)	(1,322)	(1,393)	(1,322)
Adjusted operating earnings before income taxes (1)	209	279	388	353	273	209	273

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Wealth Solutions	754	791	857	807	782	754	782
Investment Management	178	201	200	193	190	178	190
Health Solutions	647	599	606	591	600	647	600
Corporate	22	27	25	24	24	22	24
Adjusted operating revenues (1)	1,601	1,618	1,689	1,614	1,595	1,601	1,595

Adjusted operating earnings
Wealth Solutions	205	241	319	295	255	205	255
Investment Management	39	59	63	66	52	39	52
Health Solutions	22	33	71	63	37	22	37
Corporate	(58)	(54)	(65)	(71)	(71)	(58)	(71)
Adjusted operating earnings before income taxes (1)	209	279	388	353	273	209	273

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings by Segment

	Three Months Ended March 31, 2022
(in millions USD)	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	485	11	39	1	536
Fee income	255	165	19	—	440
Premiums	—	—	591	—	591
Other revenue	14	2	(2)	21	35
Adjusted operating revenues (1)	754	178	647	22	1,601

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(218)	—	(476)	—	(694)
Operating expenses	(286)	(139)	(142)	(28)	(594)
Net amortization of DAC/VOBA	(44)	—	(8)	—	(52)
Interest expense (2)	—	—	—	(52)	(52)
Adjusted operating benefits and expenses	(548)	(139)	(625)	(80)	(1,393)
Adjusted operating earnings before income taxes (1)	205	39	22	(58)	209

	Three Months Ended March 31, 2021
	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	509	28	36	1	574
Fee income	252	158	15	—	426
Premiums	—	—	550	—	550
Other revenue	21	3	(2)	23	45
Adjusted operating revenues (1)	782	190	600	24	1,595

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(216)	—	(437)	—	(654)
Operating expenses	(283)	(137)	(119)	(39)	(578)
Net amortization of DAC/VOBA	(29)	—	(6)	—	(35)
Interest expense (2)	—	—	—	(55)	(55)
Adjusted operating benefits and expenses	(527)	(137)	(563)	(95)	(1,322)
Adjusted operating earnings before income taxes (1)	255	52	37	(71)	273

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Assets
Total investments	42,950	45,581	46,429	45,995	45,494
Cash and cash equivalents	1,011	1,402	1,677	1,765	1,170
Assets held in separate accounts	93,108	100,433	96,794	97,098	92,970
Premium receivable and reinsurance recoverable, net	13,261	13,635	13,580	13,490	13,839
Short term investments under securities loan agreement and accrued investment income	1,507	1,536	1,652	1,481	1,313
Deferred policy acquisition costs, Value of business acquired	1,921	1,378	1,337	1,446	1,592
Current and deferred income taxes (1)	1,405	986	696	703	950
Other assets (2)	2,710	2,532	2,626	2,762	2,769
Assets related to consolidated investment entities	3,933	3,779	3,626	3,454	2,764
Assets held for sale	—	—	—	—	—
Total Assets	161,806	171,262	168,417	168,194	162,861
Liabilities
Future policy benefits and contract owner account balances	52,765	52,758	52,943	52,598	52,786
Liabilities related to separate accounts	93,108	100,433	96,794	97,098	92,970
Payables under securities loan agreements, including collateral held	1,124	1,183	1,201	1,004	902
Short-term debt	1	1	1	1	1
Long-term debt	2,406	2,595	2,970	2,969	2,969
Other liabilities (3)	2,596	2,578	2,807	3,019	2,786
Liabilities related to consolidated investment entities	2,102	1,893	1,706	1,730	1,448
Liabilities held for sale	—	—	—	—	—
Total Liabilities	154,102	161,441	158,422	158,419	153,862
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	2	2	2
Treasury stock	(565)	(80)	(1,906)	(1,820)	(1,301)
Additional paid-in capital	7,504	7,542	11,215	11,143	11,177
Retained earnings (deficit)	(1,269)	(1,310)	(3,238)	(3,394)	(3,857)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	5,671	6,153	6,073	5,931	6,021
Accumulated other comprehensive income	527	2,100	2,316	2,431	1,910
Total Voya Financial, Inc. Shareholders' Equity	6,198	8,253	8,389	8,362	7,931
Noncontrolling interest	1,506	1,568	1,606	1,413	1,068
Total Shareholders' Equity	7,704	9,821	9,995	9,775	8,999
Total Liabilities and Shareholders' Equity	161,806	171,262	168,417	168,194	162,861

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,520	1,504	1,517	1,638	1,816
Tax valuation allowance related to Federal NOL's	—	—	(180)	(180)	(180)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(106)	(525)	(582)	(613)	(474)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	(9)	7	(59)	(142)	(212)
Total Current and deferred income taxes	1,405	986	696	703	950
Gross Unrealized Gains (losses) reflected in AOCI	507	2,499	2,772	2,917	2,257
21% Tax Effect	(106)	(525)	(582)	(613)	(474)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 11 of 49

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Wealth Solutions
Balance as of Beginning-of-Period	430	381	332	456	207	430	207
Deferrals of commissions and expenses	17	17	17	17	16	17	16
Amortization	(9)	(12)	(32)	(23)	(25)	(9)	(25)
Unlocking	(51)	(8)	10	27	(17)	(51)	(17)
Change in unrealized capital gains/losses (1)	588	53	53	(144)	274	588	274
Balance as of End-of-Period	975	430	381	332	456	975	456
Deferred Sales Inducements as of End-of-Period (2)	25	23	24	24	26	25	26
Other (3)
Balance as of Beginning-of-Period	152	148	143	142	134	152	134
Deferrals of commissions and expenses	10	9	10	11	9	10	9
Amortization	(8)	(6)	(3)	(10)	(9)	(8)	(9)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses (1)	8	2	(2)	—	7	8	7
Balance as of End-of-Period	163	152	148	143	142	163	142
Total
Balance as of Beginning-of-Period	582	528	475	598	341	582	341
Deferrals of commissions and expenses	27	26	27	28	25	27	25
Amortization	(17)	(18)	(35)	(33)	(34)	(17)	(34)
Unlocking	(51)	(8)	10	27	(17)	(51)	(17)
Change in unrealized capital gains/losses (1)	596	55	51	(144)	281	596	281
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,138	582	528	475	598	1,138	598
Balance as of End-of-Period, businesses exited through reinsurance or divestment (4)	783	796	809	971	994	783	994
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	1,921	1,378	1,337	1,446	1,592	1,921	1,592

(1) Includes insignificant amounts related to the adoption of a new accounting standard (CECL) in Q1 '20.
(2) Deferred sales inducements in other segments are insignificant.
(3) Primarily includes Health Solutions.
(4) Includes DAC and VOBA related to businesses ceded through reinsurance and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 49

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021

Financial Debt
Senior bonds	1,495	1,495	1,869	1,869	1,868
Subordinated bonds	909	1,098	1,098	1,098	1,098
Other debt	3	3	4	3	4
Total Financial Debt	2,407	2,596	2,971	2,970	2,970
Other financial obligations (1)	301	300	346	381	434
Total Financial Obligations	2,708	2,896	3,317	3,351	3,404

Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,059	5,541	5,461	5,319	5,409
Total Equity (Excluding AOCI) (3)	5,671	6,153	6,073	5,931	6,021
Accumulated other comprehensive income (AOCI)	527	2,100	2,316	2,431	1,910
Total Voya Financial, Inc. Shareholders' Equity	6,198	8,253	8,389	8,362	7,931
Noncontrolling interest	1,506	1,568	1,606	1,413	1,068
Total Shareholders' Equity	7,704	9,821	9,995	9,775	8,999

Capital
Capitalization (4)	8,605	10,849	11,360	11,332	10,901
Adjusted Capitalization (5)	10,412	12,717	13,312	13,126	12,403

Debt to Capital
Debt to Capital (6)	28.0%	23.9%	26.2%	26.2%	27.2%
Financial leverage ratio (3)(7)	31.9%	27.6%	29.5%	30.2%	32.4%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(4) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) This measure is a Non-GAAP financial measure. Includes Total Financial Obligations and Total Shareholders' Equity.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization.

Voya Financial	Page 13 of 49

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2022
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management(2)	AUA - Assets Under Administration & Advisement(3)	Total AUM and AUA(2)

Wealth Solutions(1)	33,759	88,382	79,418	201,558	313,414	514,972
Investment Management	38,049	29,070	186,089	253,208	57,187	310,395
Health Solutions	1,886	17	—	1,903	—	1,903
Eliminations/Other	(35,645)	(24,361)	(11,609)	(71,615)	(48,364)	(119,979)
Total AUM and AUA(2)	38,049	93,108	253,898	385,054	322,237	707,291

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to businesses that have been exited through reinsurance or divestments, for which a substantial portion of the assets is still being managed by the Investment Management segment and reported as part of that segment’s Institutional/Mutual Funds AUM.

(3) AUA includes Assets Under Advisement. Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative or ancillary services are performed.

Wealth Solutions

Voya Financial	Page 15 of 49
Wealth Solutions Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Sources of operating earnings before income taxes:
Gross investment income	397	387	390	391	398	397	398
Investment expenses	(19)	(20)	(20)	(20)	(20)	(19)	(20)
Credited interest	(215)	(222)	(222)	(218)	(216)	(215)	(216)
Net margin	163	145	148	153	162	163	162
Other investment income (1)	54	58	52	52	44	54	44
Investment spread and other investment income, excluding alts/prepays above/below expectations	217	202	200	205	205	217	205
Alternative investment income and prepayment fees above (below) long-term expectations	52	82	147	96	81	52	81
Investment spread and other investment income	269	285	347	301	286	269	286
Full service fee based revenue	156	171	172	165	156	156	156
Recordkeeping and other fee based revenue (2)	112	112	114	122	125	112	125
Total fee based margin	268	283	286	287	281	268	281
Net underwriting gain (loss) and other revenue	1	—	—	(5)	(4)	1	(4)
Net revenue (3)	538	568	633	583	563	538	563
Administrative expenses	(223)	(232)	(222)	(212)	(219)	(223)	(219)
Net commissions	(63)	(66)	(66)	(63)	(61)	(63)	(61)
DAC/VOBA and other intangibles amortization, excluding unlocking	(31)	(30)	(33)	(31)	(30)	(31)	(30)
DAC/VOBA and other intangibles unlocking (4)	(16)	1	7	18	2	(16)	2
Adjusted operating earnings before income taxes	205	241	319	295	255	205	255
Adjusted Operating Margin TTM	45.7%	47.3%	48.9%	38.7%	30.5%
Adjusted Operating Margin Excluding Notables TTM	35.5%	35.5%	36.1%	35.0%	34.2%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	258	272	332	287	275	258	275
Full Service Fee Based Revenue	156	171	172	165	156	156	156
Total Full Service Revenue	414	443	504	452	431	414	431
Client Assets
Spread Based	33,759	33,359	33,519	33,212	33,397	33,759	33,397
Fee Based	414,597	434,340	421,644	424,664	399,971	414,597	399,971
Retail Client Assets (6)	26,226	28,300	27,974	28,058	64,575	26,226	64,575
Defined Contribution Investment-only Stable Value	40,391	40,246	41,329	41,901	42,441	40,391	42,441
Total Client Assets	514,972	536,246	524,466	527,835	540,383	514,972	540,383

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) The reduction in recordkeeping and other fee based revenue for the three months ending September 30, 2021 reflects the reduction in fee revenue related to the sale of our Financial Planning Channel on June 9, 2021.

(3) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes $2M loss recognition in Q3 2021.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) The June 30, 2021 balance for Retail Client Assets reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

Voya Financial	Page 16 of 49
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Full service - Corporate markets
Client Assets, beginning of period	99,698	95,456	95,336	89,999	86,581	99,698	86,581
Transfers / Single deposits	1,676	1,575	1,925	1,164	1,915	1,676	1,915
Recurring deposits	2,558	1,938	2,003	1,994	2,227	2,558	2,227
Total Deposits	4,234	3,514	3,928	3,157	4,142	4,234	4,142
Surrenders, benefits, and product charges	(3,623)	(3,941)	(3,340)	(2,969)	(3,458)	(3,623)	(3,458)
Net Flows	612	(427)	587	188	683	612	683
Interest credited and investment performance	(5,875)	4,669	(467)	5,150	2,734	(5,875)	2,734
Client Assets, end of period - Corporate markets	94,434	99,698	95,456	95,336	89,999	94,434	89,999

Full service - Tax-exempt markets
Client Assets, beginning of period	88,004	84,929	85,179	81,180	78,831	88,004	78,831
Transfers / Single deposits	374	399	415	493	1,038	374	1,038
Recurring deposits	1,046	980	955	964	995	1,046	995
Total Deposits	1,420	1,379	1,371	1,457	2,033	1,420	2,033
Surrenders, benefits, and product charges	(1,586)	(1,836)	(1,603)	(1,407)	(1,848)	(1,586)	(1,848)
Net Flows	(165)	(457)	(232)	50	185	(165)	185
Interest credited and investment performance	(4,112)	3,533	(17)	3,948	2,164	(4,112)	2,164
Client Assets, end of period - Tax-exempt markets	83,727	88,004	84,929	85,179	81,180	83,727	81,180

Full Service - Total
Client Assets, beginning of period	187,702	180,385	180,515	171,179	165,412	187,702	165,412
Transfers / Single deposits	2,050	1,974	2,340	1,657	2,953	2,050	2,953
Recurring deposits	3,604	2,918	2,958	2,958	3,222	3,604	3,222
Total Deposits	5,654	4,893	5,299	4,614	6,175	5,654	6,175
Surrenders, benefits, and product charges	(5,209)	(5,777)	(4,943)	(4,376)	(5,306)	(5,209)	(5,306)
Net Flows	446	(884)	355	238	868	446	868
Interest credited and investment performance	(9,987)	8,202	(484)	9,098	4,898	(9,987)	4,898
Client Assets, end of period - Full Service Total	178,161	187,702	180,385	180,515	171,179	178,161	171,179

Full Service - Client Assets
Fee-based	144,888	154,839	147,378	147,835	138,326	144,888	138,326
Spread-based	33,273	32,864	33,006	32,679	32,853	33,273	32,853
Client Assets, end of period - Full Service Total	178,161	187,702	180,385	180,515	171,179	178,161	171,179

Voya Financial	Page 17 of 49
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Recordkeeping
Client Assets, beginning of period	279,501	274,265	276,829	261,645	247,309	279,501	247,309
Transfers / Single deposits	1,955	812	638	1,256	5,725	1,955	5,725
Recurring deposits	5,217	3,892	3,865	4,113	4,660	5,217	4,660
Total Deposits	7,172	4,705	4,503	5,369	10,385	7,172	10,385
Surrenders, benefits, and product charges	(8,065)	(12,451)	(6,256)	(6,124)	(6,860)	(8,065)	(6,860)
Net Flows	(893)	(7,747)	(1,753)	(755)	3,525	(893)	3,525
Interest credited and investment performance	(8,900)	12,982	(810)	15,939	10,811	(8,900)	10,811
Client Assets, end of period - Recordkeeping	269,708	279,501	274,265	276,829	261,645	269,708	261,645

Total Defined Contribution (1)
Client Assets, beginning of period	467,203	454,650	457,343	432,823	412,721	467,203	412,721
Transfers / Single deposits	4,005	2,786	2,978	2,912	8,677	4,005	8,677
Recurring deposits	8,822	6,811	6,823	7,071	7,882	8,822	7,882
Total Deposits	12,827	9,597	9,801	9,983	16,559	12,827	16,559
Surrenders, benefits, and product charges	(13,273)	(18,229)	(11,199)	(10,500)	(12,167)	(13,273)	(12,167)
Net Flows	(446)	(8,632)	(1,398)	(517)	4,392	(446)	4,392
Interest credited and investment performance	(18,887)	21,184	(1,295)	25,037	15,710	(18,887)	15,710
Client Assets, end of period - Total Defined Contribution	447,870	467,203	454,650	457,343	432,823	447,870	432,823

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	40,246	41,329	41,902	42,442	42,864	40,246	42,864
Transfers / Single deposits	1,500	280	127	133	630	1,500	630
Recurring deposits	190	103	136	114	173	190	173
Total Deposits	1,690	382	262	247	803	1,690	803
Surrenders, benefits, and product charges	(545)	(1,112)	(982)	(749)	(959)	(545)	(959)
Net Flows	1,144	(730)	(719)	(502)	(156)	1,144	(156)
Interest credited and investment performance	(1,000)	(353)	148	(38)	(266)	(1,000)	(266)
Assets, end of period - Defined Contribution Investment-only SV	40,390	40,246	41,329	41,902	42,442	40,389	42,442

Retail Client Assets (3)	26,232	28,306	27,980	28,064	64,581	26,232	64,581

Other Assets (4)	480	490	507	527	538	480	538

Total Client Assets	514,972	536,246	524,466	527,835	540,383	514,972	540,383

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors. The reduction in the June 30, 2021 balance reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

(4) Includes other guaranteed payout products.

Health Solutions

Voya Financial	Page 19 of 49
Health Solutions Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Sources of operating earnings before income taxes:
Gross investment income	23	23	24	21	22	23	22
Investment expenses	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Credited interest	(13)	(13)	(14)	(14)	(14)	(13)	(14)
Net margin	9	9	9	7	8	9	8
Other investment income	12	10	9	9	8	12	8
Investment spread and other investment income, excluding alts/prepays above/below expectations	20	20	18	16	16	20	16
Alternative investment income and prepayment fees above (below) long-term expectations	5	9	14	11	6	5	6
Investment spread and other investment income	25	28	32	27	22	25	22
Net underwriting gain (loss) and other revenue	146	144	168	162	137	146	137
Net revenue (1)	171	172	200	189	159	171	159
Administrative expenses (2)	(72)	(66)	(59)	(56)	(56)	(72)	(56)
Premium taxes, fees and assessments (2)	(28)	(29)	(27)	(29)	(24)	(28)	(24)
Net commissions (2)	(42)	(38)	(37)	(36)	(36)	(42)	(36)
DAC/VOBA and other intangibles amortization, excluding unlocking	(8)	(6)	(7)	(6)	(6)	(8)	(6)
Adjusted operating earnings before income taxes	22	33	71	63	37	22	37
Adjusted Operating Margin TTM	25.8%	28.3%	31.1%	30.3%	28.0%
Adjusted Operating Margin Excluding Notables TTM	31.2%	33.5%	34.0%	33.4%	33.5%
Group life:
Premiums	143	140	139	135	136	143	136
Benefits	(167)	(136)	(132)	(119)	(137)	(167)	(137)
Other (3)	(2)	(2)	—	(1)	(7)	(2)	(7)
Total Group life	(26)	1	7	15	(8)	(26)	(8)
Group Life Loss Ratio (Interest adjusted)	116.4%	97.5%	95.6%	88.2%	100.7%	116.4%	100.7%
Group stop loss:
Premiums	303	288	291	295	291	303	291
Benefits	(232)	(224)	(226)	(231)	(220)	(232)	(220)
Other (3)	(1)	(1)	(1)	(1)	(2)	(1)	(2)
Total Group stop loss	70	63	64	63	69	70	69
Stop loss Loss Ratio	76.5%	77.7%	77.5%	78.2%	75.6%	76.5%	75.6%
Voluntary Benefits, Disability, and Other	101	79	97	83	76	101	76
Net underwriting gain (loss) and other revenue
Premiums	602	562	564	562	561	602	561
Benefits	(458)	(419)	(399)	(400)	(413)	(458)	(413)
Other (3)	1	1	2	—	(10)	1	(10)
Total Net underwriting gain (loss) and other revenue	146	144	168	162	137	146	137
Total Aggregate Loss Ratio TTM (4)	73.1%	72.5%	71.6%	71.6%	71.8%	73.1%	71.8%

(1) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(2) Prior periods were adjusted to conform to current presentation inclusive of Premium taxes, fees and assessments.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Total Aggregate Loss Ratio is calculated using trailing twelve months..

Voya Financial	Page 20 of 49
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Sales by Product Line:
Group life and Disability	86	12	18	21	60	86	60
Stop loss	323	14	24	20	297	323	297
Voluntary	104	6	11	29	81	104	81
Total sales by product line	513	31	53	70	438	513	438

Total gross premiums and deposits	660	610	611	602	607	660	607

Annualized In-force Premiums by Product Line:
Group life and Disability	807	752	771	749	730	807	730
Stop loss	1,220	1,181	1,184	1,191	1,182	1,220	1,182
Voluntary	678	576	561	550	554	678	554
Total annualized in-force premiums	2,705	2,510	2,515	2,490	2,466	2,705	2,466

Assets Under Management by Fund Group
General account	1,886	1,869	1,924	1,888	1,817	1,886	1,817
Separate account	17	18	17	17	17	17	17
Total AUM	1,903	1,887	1,941	1,905	1,834	1,903	1,834

Investment Management

Voya Financial	Page 22 of 49
Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	8	7	6	8	6
Alternative investment income and prepayment fees above (below) long-term expectations	3	12	21	20	22	3	22
Investment spread and other investment income	11	20	29	27	28	11	28
Fee based margin (1)	167	181	172	165	162	167	162
Net revenue (2)	178	201	200	192	190	178	190
Administrative expenses (3)	(139)	(142)	(138)	(127)	(137)	(139)	(137)
Adjusted operating earnings before income taxes	39	59	63	66	52	39	52
Adjusted Operating Margin TTM	29.4%	30.7%	33.2%	32.3%	28.7%
Adjusted Operating Margin Excluding Notables TTM	25.9%	25.7%	25.9%	25.3%	24.3%
Fee based margin (1)
Investment advisory and administrative revenue	165	178	167	163	158	165	158
Other fee based margin	2	3	5	2	4	2	4
Fee based margin	167	181	172	165	162	167	162

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Please see the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 49
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Client Assets:
External Clients
Institutional	143,581	148,921	138,332	138,005	134,460	143,581	134,460
Retail	71,578	76,908	75,352	77,007	75,382	71,578	75,382
Subtotal External Clients	215,159	225,829	213,684	215,013	209,842	215,159	209,842
General Account	38,049	38,004	39,049	38,425	38,708	38,049	38,708
Total Client Assets (AUM)	253,208	263,832	252,733	253,438	248,550	253,208	248,550
Assets under Advisement and Administration (AUA)	57,187	59,823	60,666	61,893	60,930	57,187	60,930
Total AUM and AUA	310,395	323,656	313,399	315,331	309,480	310,395	309,480

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	87	92	83	80	79	87	79
Retail	53	59	58	57	53	53	53
Subtotal External Clients	140	151	141	137	132	140	132
General Account	20	20	20	21	21	20	21
Total Investment Advisory and Administrative Revenues (AUM)	160	171	161	158	153	160	153
Administration Only Fees	5	6	6	5	5	5	5
Total Investment Advisory and Administrative Revenues	165	178	167	163	158	165	158

Revenue Yield (bps) (1)
External Clients
Institutional	23.7	25.3	23.9	23.5	23.2	23.7	23.2
Retail	29.1	30.6	30.1	29.6	28.4	29.1	28.4
Revenue Yield on External Clients	25.5	27.1	26.1	25.7	25.1	25.5	25.1
General Account	21.1	21.0	21.2	21.3	21.9	21.1	21.9
Revenue Yield on Client Assets (AUM)	24.8	26.2	25.4	25.0	24.6	24.8	24.6
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.5	4.1	3.9	3.5	3.5	3.5	3.5
Total Revenue Yield on AUM and AUA (bps)	20.9	22.1	21.2	20.8	20.5	20.9	20.5

Revenue Yield on Client Assets (AUM) - trailing twelve months	25.4	25.2	25.4	25.3	25.3	25.4	25.3

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 49
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Institutional AUM:
Beginning of period AUM	148,921	138,332	138,005	134,460	111,964	148,921	111,964
Inflows	5,963	12,899	5,868	4,504	4,046	5,963	4,046
Outflows	(3,742)	(3,383)	(6,621)	(4,064)	(4,174)	(3,742)	(4,174)
Net flows- Institutional (1)	2,221	9,516	(753)	440	(128)	2,221	(128)
Change in Market Value	(7,411)	1,028	509	3,395	(2,561)	(7,411)	(2,561)
Other (Including Acquisitions / Divestitures) (2)	(151)	45	571	(290)	25,185	(151)	25,185
End of period AUM - Institutional	143,580	148,921	138,332	138,005	134,460	143,580	134,460
Organic Growth (Net Flows/Beginning of period AUM) (1)	1.5%	6.9%	-0.5%	0.3%	-0.1%	1.5%	-0.1%
Market Growth %	-5.0%	0.7%	0.4%	2.5%	-2.3%	-5.0%	-2.3%
Retail AUM:
Beginning of period AUM	76,908	75,352	77,008	75,382	75,116	76,908	75,116
Inflows	2,609	2,207	2,077	2,201	2,971	2,609	2,971
Outflows	(3,502)	(2,727)	(2,418)	(2,392)	(3,223)	(3,502)	(3,223)
Net flows- Retail	(893)	(520)	(341)	(191)	(252)	(893)	(252)
Net Money Market Flows	(18)	11	(43)	(101)	(157)	(18)	(157)
Change in Market Value	(4,181)	3,001	57	4,047	1,604	(4,181)	1,604
Net Flows from Divested Businesses	(668)	(761)	(708)	(710)	(795)	(668)	(795)
Other (Including Acquisitions / Divestitures)	431	(174)	(621)	(1,419)	(134)	431	(134)
End of period AUM - Retail	71,579	76,908	75,352	77,008	75,382	71,579	75,382
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-1.2%	-0.7%	-0.4%	-0.3%	-0.3%	-1.2%	-0.3%
Market Growth %	-5.4%	4.0%	0.1%	5.4%	2.1%	-5.4%	2.1%
Net Flows:
Institutional Net Flows (1)	2,221	9,516	(753)	440	(128)	2,221	(128)
Retail Net Flows	(893)	(520)	(341)	(191)	(252)	(893)	(252)
Net Flows from Divested Businesses	(668)	(761)	(708)	(710)	(795)	(668)	(795)
Total Net Flows (1)	660	8,234	(1,802)	(461)	(1,175)	660	(1,175)
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements (1)	1,328	8,995	(1,094)	249	(380)	1,328	(380)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM) (1)	0.6%	4.2%	-0.5%	0.1%	-0.2%	0.6%	-0.2%

(1) Starting Q1 2021, amounts exclude liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.
(2) Starting Q1 2021, amounts include liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.

Voya Financial	Page 25 of 49
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Institutional
Equity	14,830	14,994	14,632	14,526	13,275
Fixed Income - Public	67,693	72,550	65,494	66,531	65,603
Fixed Income - Privates	45,985	46,631	44,109	42,561	40,968
Alternatives	15,073	14,746	14,097	14,388	14,614
Money Market	—	—	—	—	—
Total	143,581	148,921	138,332	138,005	134,460

Retail
Equity	44,128	47,583	45,737	47,168	45,644
Fixed Income - Public	24,749	26,676	27,045	27,289	26,549
Fixed Income - Privates	611	634	638	640	1,240
Alternatives	542	470	407	350	291
Money Market	1,548	1,546	1,526	1,560	1,658
Total	71,578	76,908	75,352	77,007	75,382

General Account
Equity	216	308	377	425	418
Fixed Income - Public	20,217	20,000	20,426	19,831	19,810
Fixed Income - Privates	14,500	14,601	14,546	14,644	14,813
Alternatives	2,628	2,645	2,780	2,778	2,899
Money Market	488	449	920	748	767
Total	38,049	38,004	39,049	38,425	38,707

Combined Asset Type
Equity	59,174	62,884	60,746	62,118	59,337
Fixed Income - Public	112,659	119,225	112,965	113,651	111,963
Fixed Income - Privates	61,097	61,867	59,292	57,846	57,021
Alternatives	18,243	17,861	17,285	17,516	17,803
Money Market	2,036	1,995	2,446	2,308	2,425
Total	253,208	263,832	252,733	253,438	248,550

Total Private and Alternative Assets	79,340	79,728	76,577	75,361	74,824
% of Private and Alternative Assets / Total AUM	31.3%	30.2%	30.3%	29.7%	30.1%

Total Wealth Assets	110,305	112,905	112,941	113,309	109,498
% of Wealth Assets / Total AUM	43.6%	42.8%	44.7%	44.7%	44.1%

Corporate

Voya Financial	Page 27 of 49

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Interest expense (excluding Preferred stock dividends) (1)	(38)	(40)	(42)	(41)	(42)	(38)	(42)
Preferred stock dividends	(14)	(4)	(14)	(4)	(14)	(14)	(14)
Amortization of intangibles	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Stranded costs net of TSA revenue	(4)	3	3	(8)	(13)	(4)	(13)
Other	—	(11)	(10)	(16)	—	—	—
Adjusted operating earnings before income taxes	(58)	(54)	(65)	(71)	(71)	(58)	(71)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 49
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Net Revenue Excluding Notable Items

Wealth Solutions
Investment spread and other investment income	217	202	200	205	202	824	773
Fee based margin	268	283	286	277	266	1,114	976
Net underwriting gain (loss) and other revenue	1	—	—	(5)	(4)	(4)	(15)
Wealth Solutions Net Revenue	486	485	486	477	464	1,934	1,735

Investment Management
Investment capital and other investment income	8	8	8	7	6	31	23
Fee based margin	167	196	172	165	162	700	639
Investment Management Net Revenue	175	204	180	172	168	731	662

Health Solutions
Investment spread and other investment income	20	20	18	16	16	74	55
Net underwriting gain (loss) and other revenue	181	178	186	173	170	718	637
Health Solutions Net Revenue	201	198	204	188	186	791	693
Total Net Revenue Excluding Notable Items (1)	862	887	870	837	818	3,456	3,090

Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	169	158	183	176	161	686	593
Investment Management	37	58	46	48	34	189	161
Health Solutions	52	58	75	62	64	247	232
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	258	274	304	286	259	1,122	986
Corporate	(58)	(38)	(50)	(52)	(65)	(198)	(224)
Total Adjusted Operating Earnings Excluding Notable Items (1)	200	236	254	234	194	924	762

Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	34.8%	32.6%	37.7%	36.9%	34.7%	35.5%	34.2%
Investment Management	21.1%	28.4%	25.6%	27.9%	20.2%	25.9%	24.3%
Health Solutions	25.9%	29.3%	36.8%	33.0%	34.4%	31.2%	33.5%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.9%	30.9%	34.9%	34.2%	31.7%	32.5%	32.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	23.2%	26.6%	29.2%	28.0%	23.7%	26.7%	24.7%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	35.5%	35.5%	36.1%	35.0%	34.2%
Investment Management	25.9%	25.7%	25.9%	25.3%	24.3%
Health Solutions	31.2%	33.5%	34.0%	33.4%	33.5%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.5%	32.9%	33.5%	32.6%	32.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.7%	26.9%	27.0%	25.5%	24.7%

(1) See the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 49
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Wealth Solutions	(223)	(232)	(222)	(212)	(219)	(889)	(843)
Investment Management	(139)	(142)	(138)	(127)	(137)	(546)	(517)
Health Solutions (1)	(72)	(66)	(59)	(56)	(56)	(253)	(208)
Stranded costs net of TSA revenue (2)	(4)	3	3	(8)	(13)	(6)	(13)
Total Administrative Expenses (1)(3)	(438)	(437)	(416)	(403)	(425)	(1,694)	(1,581)

(1) Prior periods were adjusted to conform to current presentation inclusive of Premium taxes, fees and assessments.
(2) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(3) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals above (below) target performance, pension, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 49
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021

Wealth Solutions
Adjusted operating earnings before income taxes	1,060	1,110	1,127	833	575
Less:
DAC/VOBA and other intangibles unlocking	10	29	57	(122)	(131)
Adjusted Operating Earnings - excluding Unlocking before interest	1,050	1,082	1,070	955	706
Income tax expense	182	188	184	159	104
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	868	894	886	797	602

Adjusted Operating effective tax rate, excluding Unlocking (2)	16.9%	16.9%	17.8%	17.4%	17.1%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	17.3%	17.3%	17.2%	16.6%	14.8%
Average Capital	3,755	3,775	3,799	3,817	3,875
Ending Capital	3,738	3,740	3,806	3,754	3,703
Adjusted Return on Capital	23.1%	23.7%	23.3%	20.9%	15.5%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	227	239	271	255	210
Income tax expense	48	50	57	54	44
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	179	189	214	201	166

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	403	387	374	360	347
Ending Capital	458	420	400	373	381
Adjusted Return on Capital	44.3%	48.7%	57.4%	55.9%	47.7%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Voya Financial	Page 32 of 49
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021

Health Solutions
Adjusted operating earnings before income taxes	189	204	221	206	179
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	189	204	221	206	179
Income tax expense	40	43	46	43	38
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	149	161	175	163	141

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	509	503	507	519	529
Ending Capital	546	516	504	495	497
Adjusted Return on Capital	29.3%	32.1%	34.5%	31.4%	26.8%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Investment Information

Voya Financial	Page 34 of 49
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	3/31/2022				12/31/2021				3/31/2022

Invested Assets
Book Values, Gross investment income and Earned rate(1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	13,061	32.0%	157	4.7%	13,133	32.0%	157	4.7%	13,061	32.0%	157	4.7%
Private credit	7,949	19.0%	84	4.3%	7,940	19.0%	84	4.3%	7,949	19.0%	84	4.3%
Securitized(2)(3)	10,064	25.0%	114	4.6%	9,919	24.0%	105	4.2%	10,064	25.0%	114	4.6%
Commercial mortgage loans	5,491	13.0%	54	4.0%	5,582	14.0%	56	4.1%	5,491	13.0%	54	4.0%
Municipals	957	2.0%	10	3.9%	965	2.0%	9	3.9%	957	2.0%	10	3.9%
Short-term / Treasury	837	2.0%	9	4.1%	796	2.0%	9	4.4%	837	2.0%	9	4.1%
Equity securities	310	1.0%	4	5.8%	318	1.0%	5	5.9%	310	1.0%	4	5.8%
Policy loans	381	1.0%	6	6.3%	392	1.0%	5	5.6%	381	1.0%	6	6.3%
Derivatives	(11)	—%	3	N/A	(10)	—%	3	N/A	(11)	—%	3	N/A
Book Values and Gross Investment Income before variable components	39,038	96.0%	441	4.5%	39,035	96.0%	434	4.5%	39,038	96.0%	441	4.5%

Book Values and Gross Investment Income on variable components
Limited partnership	1,794	4.0%	99	26.1%	1,692	4.0%	127	35.8%	1,794	4.0%	99	26.1%
Prepayment / Other fee income	N/A	N/A	7	0.1%	N/A	N/A	12	0.1%	N/A	N/A	7	0.1%
Book Values and Gross Investment Income (variable)	1,794	4.0%	105	0.1%	1,692	4.0%	139	N/A	1,794	4.0%	105	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	40,832	100.0%	546	5.4%	40,727	100.0%	573	5.7%	40,832	100.0%	546	5.4%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 35 of 49
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (2)
(in millions USD)	12/31/2021		09/30/2021		06/30/2021		03/31/2021

Statutory Carrying Value(1)	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	13,256	33.0%	13,692	33.0%	13,367	33.0%	13,227	33.0%
Private credit	7,754	19.0%	7,707	19.0%	7,824	19.0%	7,970	20.0%
Securitized	9,878	24.0%	10,022	24.0%	9,673	24.0%	9,675	24.0%
Municipals	965	2.0%	921	2.0%	885	2.0%	848	2.0%
Short-term / Treasury	897	2.0%	1,055	3.0%	888	2.0%	888	2.0%
Total Fixed maturities	32,750	81.0%	33,397	81.0%	32,637	81.0%	32,607	81.0%
Commercial mortgage loans	5,581	14.0%	5,551	14.0%	5,564	14.0%	5,613	14.0%
Limited partnership	1,687	4.0%	1,648	4.0%	1,510	4.0%	1,447	4.0%
Equity securities	487	1.0%	505	1.0%	473	1.0%	547	1.0%
Total	40,504	100.0%	41,100	100.0%	40,183	100.0%	40,213	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,745	51.0%	16,949	51.0%	16,377	50.0%	16,394	50.3%
NAIC 2	14,524	44.0%	14,834	44.0%	14,382	44.0%	14,328	43.9%
NAIC 3 and below	1,481	5.0%	1,613	5.0%	1,878	6.0%	1,886	5.8%
Total Fixed maturities	32,750	100.0%	33,397	100.0%	32,637	100.0%	32,607	100.0%

Commercial Mortgage Loans:
CML 1	4,624	83.0%	4,637	84.0%	4,731	85.0%	4,826	86.0%
CML 2	876	16.0%	844	15.0%	743	13.0%	692	12.0%
CML 3 and below	81	1.0%	70	1.0%	89	2.0%	94	2.0%
Total Commercial mortgage loans	5,581	100.0%	5,551	100.0%	5,564	100.0%	5,613	100.0%

(1) December 31, 2020 General Account Portfolio represents pro-forma statutory carrying value weights, post Life Transaction view, for Voya’s ongoing operating insurance companies (RLI, RNY, and VRIAC).

(2) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 49
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Wealth Solutions
Average alternative investments	1,534	1,508	1,439	1,366	1,127	1,534	1,127
Alternative investment income	89	115	166	122	107	89	107
Investment Management
Average alternative investments	351	337	331	307	262	351	262
Alternative investment income	11	20	28	27	28	11	28
Health Solutions
Average alternative investments	170	152	145	152	85	170	85
Alternative investment income	9	12	17	14	8	9	8

Table above excludes alternative investments that are reflected in businesses exited or to be exited and in discontinued operations.

Voya Financial	Page 37 of 49
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	55	81	134	91	82	361	99
Investment Management	3	12	21	20	22	56	18
Health Solutions	5	8	14	10	6	37	9
Total	63	101	169	121	110	454	126

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(3)	1	13	5	(1)	16	(2)
Investment Management	—	—	—	—	—	—	—
Health Solutions	—	1	1	1	—	3	—
Total	(3)	2	14	6	(1)	19	(2)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	52	82	147	96	81	377	98
Investment Management	3	12	21	20	22	56	18
Health Solutions	5	9	14	11	6	39	9
Total	60	103	182	127	109	472	125

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectations reported on a pre-DAC basis.

Reconciliations

Voya Financial	Page 39 of 49

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Revenues
Net investment income	630	673	731	656	714	630	714
Fee income	433	446	487	436	458	433	458
Premiums	613	544	573	516	(4,987)	613	(4,987)
Net gains (losses)	(285)	(179)	(103)	(37)	1,742	(285)	1,742
Other revenues	40	49	46	374	110	40	110
Income (loss) related to consolidated investment entities	83	142	275	558	6	83	6
Total revenues	1,514	1,675	2,009	2,503	(1,957)	1,514	(1,957)

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(665)	(627)	(714)	(686)	4,190	(665)	4,190
Operating expenses	(632)	(636)	(642)	(706)	(602)	(632)	(602)
Net amortization of DAC/VOBA	(80)	(40)	(190)	(26)	(539)	(80)	(539)
Interest expense	(40)	(59)	(39)	(39)	(49)	(40)	(49)
Operating expenses related to consolidated investment entities	(6)	(13)	(13)	(18)	(5)	(6)	(5)
Total benefits and expenses	(1,423)	(1,375)	(1,598)	(1,475)	2,995	(1,423)	2,995
Income (loss) from continuing operations before income taxes	91	300	411	1,028	1,038	91	1,038
Less:
Net investment gains (losses) and related charges and adjustments	(87)	(86)	(1)	29	38	(87)	38
Net guaranteed benefit gains (losses) and related charges and adjustments	(22)	(3)	(3)	(5)	10	(22)	10
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(47)	14	(173)	247	725	(47)	725
Income (loss) attributable to noncontrolling interests	43	100	214	447	—	43	—
Income (loss) on early extinguishment of debt	(5)	(21)	—	—	(10)	(5)	(10)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	4	33	—	—	—	4	—
Dividend payments made to preferred shareholders	14	4	14	4	14	14	14
Other adjustments	(17)	(19)	(28)	(46)	(11)	(17)	(11)
Adjusted operating earnings before income taxes	209	279	388	353	273	209	273

Voya Financial	Page 40 of 49

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Total revenues	1,514	1,675	2,009	2,503	(1,957)	1,514	(1,957)

Less:
Net investment gains (losses) and related charges and adjustments	(96)	(94)	(5)	(71)	32	(96)	32
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(22)	(3)	(3)	(5)	10	(22)	10
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	(46)	(11)	57	296	(3,709)	(46)	(3,709)
Revenues (loss) attributable to noncontrolling interests	48	112	228	464	5	48	5
Other adjustments	28	54	44	205	109	28	109
Total adjusted operating revenues	1,601	1,618	1,689	1,614	1,595	1,601	1,595

Adjusted operating revenues by segment
Wealth Solutions	754	791	857	807	782	754	782
Investment Management	178	201	200	193	190	178	190
Health Solutions	647	599	606	591	600	647	600
Corporate	22	27	25	24	24	22	24
Total adjusted operating revenues	1,601	1,618	1,689	1,614	1,595	1,601	1,595

Voya Financial	Page 41 of 49

Wealth Solutions and Investment Management Reconciliation of Net Revenues

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Wealth Solutions
Adjusted operating revenues	page 9	754	791	857	807	782	754	782
Interest credited and other benefits to contract owners/policyholders		(218)	(223)	(227)	(223)	(216)	(218)	(216)
Other adjustments to Net Revenue		2	—	3	(1)	(3)	2	(3)
Net revenue	page 15	538	568	633	583	563	538	563
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		52	82	147	96	81	52	81
Fee income related to divested businesses		—	—	—	10	15	—	15
Other adjustments to investment income		—	—	—	—	3	—	3
Net Revenue Excluding Notable Items	page 29	486	485	486	477	464	486	464

Investment Management
Adjusted operating revenues	page 9	178	201	200	192	190	178	190
Interest credited and other benefits to contract owners/policyholders		—	—	—	—	—	—	—
Other adjustments to Net Revenue		—	—	—	—	—	—	—
Net revenue	page 22	178	201	200	192	190	178	190
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		3	12	21	20	22	3	22
Performance fees above (below) expectations		—	(15)	—	—	—	—	—
Net Revenue Excluding Notable Items	page 29	175	204	180	172	168	175	168

Voya Financial	Page 42 of 49

Health Solutions and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Health Solutions
Adjusted operating revenues	page 9	647	599	606	591	600	647	600
Interest credited and other benefits to contract owners/policyholders		(476)	(427)	(406)	(403)	(437)	(476)	(437)
Other adjustments to Net Revenue		—	—	—	1	(4)	—	(4)
Net revenue	page 19	171	172	200	189	159	171	159
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		5	9	14	11	6	5	6
Group Life Covid-19 impacts		(35)	(34)	(28)	(15)	(35)	(35)	(35)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	10	3	1	—	1
Net Revenue Excluding Notable Items	page 29	201	198	204	188	186	201	186

Consolidated
Total Adjusted operating revenues (2)	page 9	1,601	1,618	1,689	1,614	1,595	1,601	1,595
Interest credited and other benefits to contract owners/policyholders		(694)	(650)	(633)	(627)	(654)	(694)	(654)
Other adjustments to Net Revenue (2)		(20)	(27)	(23)	(23)	(29)	(20)	(29)
Net revenue	pages 15/19/24	887	941	1,033	964	912	887	912
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		60	103	182	127	109	60	109
Performance fees above (below) expectations		—	(15)		—	—	—	—
Fee income related to divested businesses		—	—	—	10	15	—	15
Group Life Covid-19 impacts		(35)	(34)	(28)	(15)	(35)	(35)	(35)
Other adjustments		—	—	10	3	4	—	4
Net Revenue Excluding Notable Items	page 29	862	887	870	837	818	862	818

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes adjusted operating revenue in Corporate, primarily TSA Revenue.

Voya Financial	Page 43 of 49

Reconciliation of Adjusted Operating Earnings by Segment

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Wealth Solutions Adjusted operating earnings before income taxes	page 9	205	241	319	295	255	205	255
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		52	82	147	96	81	52	81
Other (1)(2)		(16)	1	(11)	23	13	(16)	13
Adjusted operating earnings excluding Notable Items	page 29	169	158	183	176	161	169	161

Investment Management Adjusted operating earnings before income taxes	page 9	39	59	63	66	52	39	52
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		2	15	17	18	18	2	18
Other (3)		—	(15)	—	—	—	—	—
Adjusted operating earnings excluding Notable Items	page 29	37	58	46	48	34	37	34

Health Solutions Adjusted operating earnings before income taxes	page 9	22	33	71	63	37	22	37
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		5	9	14	11	6	5	6
Group Life Covid-19 impacts		(35)	(34)	(28)	(15)	(35)	(35)	(35)
Other (1)		—	—	10	3	1	—	1
Adjusted operating earnings excluding Notable Items	page 29	52	58	75	62	64	52	64

Corporate Adjusted operating earnings before income taxes	page 9	(58)	(54)	(65)	(71)	(71)	(58)	(71)
Less:
Other (4)		—	(16)	(15)	(19)	(6)	—	(6)
Adjusted operating earnings excluding Notable Items		(58)	(38)	(50)	(52)	(65)	(58)	(65)

Consolidated Adjusted operating earnings before income taxes	page 9	209	279	388	353	273	209	273
Total Notable Items Adjustments		9	43	134	119	79	9	79
Consolidated Adjusted operating earnings excluding Notable Items	page 29	200	236	254	234	194	200	194

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes DAC, VOBA, and other intangible unlocking and revenue and expenses related to FPC prior to its divestment in June 2021.
(3) Includes performance fees net of variable compensation.
(4) Includes incentive compensation driven by above (below) target performance.

Voya Financial	Page 44 of 49

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	3/31/2022			12/31/2021			9/30/2021			6/30/2021			3/31/2021
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		27	0.24		403	3.36		142	1.15		459	3.53		1,086	8.29
Plus: Net income (loss) attributable to noncontrolling interest		43	0.36		100	0.83		214	1.75		447	3.43		—	—
Less: Preferred stock dividends		(14)	(0.12)		(4)	(0.03)		(14)	(0.11)		(4)	(0.03)		(14)	(0.11)
Less: Income (loss) from discontinued operations		—	—		5	0.05		(1)	(0.01)		(6)	(0.04)		14	0.10
Income (loss) from continuing operations	91	84	0.72	300	502	4.18	411	371	3.03	1,028	916	7.04	1,038	1,086	8.30
Less:
Net investment gains (losses) and related charges and adjustments	(87)	(69)	(0.59)	(86)	(68)	(0.56)	(1)	(1)	(0.01)	29	23	0.18	38	30	0.23
Net guaranteed benefit gains (losses) and related charges and adjustments	(22)	(17)	(0.15)	(3)	(2)	(0.02)	(3)	(2)	(0.02)	(5)	(4)	(0.03)	10	8	0.06
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(47)	(37)	(0.32)	14	11	0.09	(173)	(137)	(1.12)	247	195	1.50	725	804	6.14
Net income (loss) attributable to noncontrolling interest	43	43	0.36	100	100	0.83	214	214	1.75	447	447	3.43	—	—	—
Income (loss) on early extinguishment of debt	(5)	(4)	(0.03)	(21)	(17)	(0.14)	—	—	—	—	—	—	(10)	(8)	(0.06)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	4	3	0.03	33	26	0.22	—	—	—	—	—	—	—	—	—
Dividend payments made to preferred shareholders	14	14	0.12	4	4	0.03	14	14	0.11	4	4	0.03	14	14	0.11
Other adjustments	(17)	(20)	(0.17)	(19)	219	1.83	(28)	(33)	(0.27)	(46)	(35)	(0.27)	(11)	15	0.12
Adjusted operating earnings	209	172	1.47	279	229	1.90	388	315	2.57	353	287	2.20	273	223	1.70

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 45 of 49

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Book value per common share, including AOCI	54.66	70.88	69.19	68.34	60.39	54.66	60.39
Per share impact of AOCI	(5.16)	(19.48)	(20.60)	(21.44)	(15.76)	(5.16)	(15.76)
Book value per common share, excluding AOCI	49.50	51.40	48.59	46.90	44.63	49.50	44.63

Debt to capital	28.0%	23.9%	26.2%	26.2%	27.2%	28.0%	27.2%
Capital impact of adding non-controlling interest	-4.2%	-3.0%	-3.3%	-2.9%	-2.4%	-4.2%	-2.4%
Impact of adding other financial obligations and treatment of preferred stock (1)	8.1%	6.7%	6.6%	6.9%	7.6%	8.1%	7.6%
Financial leverage ratio	31.9%	27.6%	29.5%	30.2%	32.4%	31.9%	32.4%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	106.1	110.1	113.4	120.6	122.7	106.1	122.7
Dilutive effect of warrants	8.2	7.5	6.7	7.3	5.4	8.2	5.4
Other dilutive effects (2)	2.6	2.5	2.3	2.3	2.8	2.6	2.8
Weighted-average common shares outstanding - Diluted	117.0	120.1	122.4	130.2	130.9	117.0	130.9
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	117.0	120.1	122.4	130.2	130.9	117.0	130.9

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss from continuing operations available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.

Appendix

Q1 2022 is the last quarter the following pages will be presented in our Investor Supplement.

Voya Financial	Page 47 of 49

Adjusted Operating Earnings Notable Items

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Net Revenue Items
Alternative investment income and prepayment fees above (below) long-term expectations (1)	60	103	182	127	109	60	109
Fee income related to divested businesses (2)	—	—	—	10	15	—	15
Investment Management Performance fees above (below) expectations	—	(15)		—	—	—	—
Group Life Covid-19 impacts (3)	(35)	(34)	(28)	(15)	(35)	(35)	(35)
Other Wealth Solutions Investment Income notable items	—	—	—	—	3	—	3
Other Health Solutions Net Underwriting notable items (4)	—	—	10	3	1	—	1

Net Expense Items
Wealth Solutions DAC/VOBA and other intangibles unlocking	(16)	1	7	18	2	(16)	2
Expenses related to divested businesses (5)	—	—	—	(5)	(8)	—	(8)
Other Wealth Solutions notable items (6)	—	—	(18)	—	—	—	—
Other Investment Management notable items (7)	(1)	3	(4)	(3)	(4)	(1)	(4)
Other Corporate notable items (8)	—	(16)	(15)	(19)	(6)	—	(6)

(1) Refer to Alternative Income and Prepayments Above (Below) Long-Term Expectations on page 37 for more details.
(2) 2021 includes fee income in Wealth Solutions related to the independent financial planning channel (FPC), which was sold on June 9, 2021.
(3) Prior periods have been revised to reflect updated claim information on the cause of death. There was no change to the total Group Life claims that were reported in prior periods.
(4) Includes changes to certain legal and other reserves not expected to recur at the same level.
(5) Includes expenses in Wealth Solutions related to FPC sale.
(6) Includes changes to certain legal reserves not expected to recur at the same level.
(7) Includes variable compensation related to investment capital results and performance fees above (below) long-term expectations.
(8) Includes incentive compensation above (below) target performance.

Voya Financial	Page 48 of 49
Wealth Solutions Sources of Adjusted Operating Earnings Reconciliation

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021

Net investment income and net gains (losses)	page 9	485	508	571	525	509	485	509
Reclass adjustments:
Credited Interest	page 15	(215)	(222)	(222)	(218)	(216)	(215)	(216)
Other(1)		(1)	(1)	(2)	(6)	(7)	(1)	(7)
Investment spread and other investment income	page 15	269	285	347	301	286	269	286

Fee income	page 9	255	270	272	262	252	255	252
Other revenue	page 9	14	12	14	20	21	14	21
Reclass adjustments:
Other(1)		(1)	1	—	5	8	(1)	8
Total fee based margin	page 15	268	283	286	287	281	268	281

Premiums	page 9	—	—	—	—	—	—	—
Interest credited and other benefits to contract owners/policyholders	page 9	(218)	(223)	(227)	(223)	(216)	(218)	(216)
Reclass adjustments:
Credited Interest	page 15	215	222	222	218	216	215	216
Loss Recognition	page 15	—	—	2	—	—	—	—
Other(1)		4	1	3	—	(4)	4	(4)
Net underwriting gain (loss) and other revenue	page 15	1	—	—	(5)	(4)	1	(4)

Operating expenses	page 9	(286)	(298)	(288)	(277)	(283)	(286)	(283)
Administration expenses and Net commissions	page 15	(286)	(298)	(288)	(275)	(280)	(286)	(280)

Net amortization of DAC/VOBA	page 9	(44)	(28)	(23)	(12)	(29)	(44)	(29)
Reclass adjustments:
DAC/VOBA and other intangibles unlocking	page 15	16	(1)	(7)	(18)	(2)	16	(2)
Loss Recognition	page 15	—	—	(2)	—	—	—	—
DAC/VOBA and other intangibles amortization, excluding unlocking	page 15	(31)	(30)	(33)	(31)	(30)	(31)	(30)

(1) Includes presentational reclasses primarily related to reinsurance and policy loans.

Voya Financial	Page 49 of 49
Investment Management and Health Solutions Sources of Adjusted Operating Earnings Reconciliation

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Investment Management
Net investment income and net gains (losses)	page 9	11	20	28	27	28	11	28
Investment spread and other investment income	page 22	11	20	29	27	28	11	28

Fee income	page 9	165	178	167	163	158	165	158
Other revenue	page 9	2	3	5	3	3	2	3
Total fee based margin	page 22	167	181	172	165	162	167	162

Operating expenses	page 9	(139)	(142)	(138)	(127)	(137)	(139)	(137)
Administration expenses	page 22	(139)	(142)	(138)	(127)	(137)	(139)	(137)

Health Solutions
Net investment income and net gains (losses)	page 9	39	42	46	42	36	39	36
Reclass adjustments:
Credited Interest	page 19	(13)	(13)	(14)	(14)	(14)	(13)	(14)
Investment spread and other investment income	page 19	25	28	32	27	22	25	22

Fee income	page 9	19	19	19	15	15	19	15
Other revenue	page 9	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Premiums	page 9	591	540	543	535	550	591	550
Interest credited and other benefits to contract owners/policyholders	page 9	(476)	(427)	(406)	(403)	(437)	(476)	(437)
Reclass adjustments:
Credited Interest	page 19	13	13	14	14	14	13	14
Net underwriting gain (loss) and other revenue	page 19	146	144	168	162	137	146	137

Operating expenses	page 9	(142)	(133)	(122)	(117)	(119)	(142)	(119)
Administration expenses, Premium Taxes, Fees and Assessments, and Net commissions	page 19	(142)	(133)	(123)	(120)	(116)	(142)	(116)

Net amortization of DAC/VOBA	page 9	(8)	(6)	(7)	(6)	(6)	(8)	(6)
DAC/VOBA and other intangibles amortization, excluding unlocking	page 19	(8)	(6)	(7)	(6)	(6)	(8)	(6)